INVESTOR CONTACT	MEDIA CONTACT
Scott Wylie - Vice President	Sue Martenson - Senior Manager
Investor Relations	Public Relations
(408) 544-6996	(408) 544-8158
swylie@altera.com	newsroom@altera.com

ALTERA ANNOUNCES THIRD QUARTER RESULTS

San Jose, Calif., October 23, 2014 — Altera Corporation (NASDAQ: ALTR) today announced third quarter sales of $499.6 million, up 2 percent from the second quarter of 2014 and up 12 percent from the third quarter of 2013. Third quarter net income was $118.0 million, $0.38 per diluted share, compared with net income of $127.0 million, $0.41 per diluted share, in the second quarter of 2014 and $119.4 million, $0.37 per diluted share, in the third quarter of 2013.

Year-to-date cash flow from operating activities was $515.4 million. Altera repurchased approximately
4.2 million shares during the quarter at a cost of approximately $144.2 million.

Altera's board of directors has declared a quarterly cash dividend of $0.18 per share, to be paid on December 1, 2014 to shareholders of record on November 10, 2014.

"Sales were at the high end of expectations, on the back of solid new product growth, led by strong 28 nm gains," said John Daane, president, chief executive officer, and chairman of the board. "We continue to be encouraged by the positive feedback from early access customers of our first-ever FinFET-based FPGAs, the high-end Stratix 10 family.  Utilizing a new proprietary HyperFlex architecture and manufactured with 14 nm Intel TriGate process technology, Stratix 10 devices will offer dramatic improvements in logic density, performance, and power consumption, significantly expanding the reach of Altera FPGA solutions."

Several recent accomplishments mark the company's continuing progress:

•
Altera has released early access design software for Stratix® 10 FPGAs and SoCs, the industry’s first design software targeting 14 nm FPGAs. Customers today can start their Stratix 10 designs and experience firsthand the doubling, on average, in core performance they can achieve as a result of the Stratix 10 HyperFlex™ architecture and the 14 nm Intel Tri-Gate FinFET process. Stratix 10 FPGAs and SoCs are designed to enable the most advanced, highest performance applications in the communications, military, broadcast and computer and storage markets. For high-performance systems that have strict power budgets, Stratix 10 devices will allow customers to achieve up to a 70 percent reduction in power consumption compared with Stratix V FPGAs. Stratix 10 FPGAs and SoCs will also provide the industry’s highest levels of system integration, including:

- The highest density monolithic device with greater than four million logic elements.
- A high-performance, quad-core 64-bit ARM® Cortex-A53 processor system.
- Multi-die solutions capable of integrating DRAM, SRAM, ASIC, processors and analog components in a single package.
- Over 10 TeraFLOPs of single-precision, hardened floating point DSP performance.
- More than 4X serial transceiver bandwidth compared to previous generation FPGAs, including 28-Gbps backplane-capable transceivers and a path to 56-Gbps transceivers.

•
Altera and Baidu, China’s largest online search engine, are collaborating on the use of FPGAs and convolutional neural network (CNN) algorithms for deep learning applications. These applications are set to play a critical role in the development of more accurate and faster online search. Altera demonstrated its work with Baidu at the recent High Performance Computing for Wall Street conference. In key search functions, such as image classification and recognition tasks, CNNs are considered to be state-of-the-art and provide record-setting accuracy. To dramatically simplify the implementation of parallel processing applications, Baidu is leveraging Altera's Stratix V FPGAs and the Altera SDK for OpenCL™, which achieved Khronos OpenCL conformance testing certification in May 2013. Altera remains the only FPGA supplier with such certification.

•
Altera has signed a three-year strategic agreement with China Mobile Research Institute (CMRI) to research and prototype next-generation green wireless network infrastructure solutions based on the Centralized Radio Access Network (C-RAN) architecture that leverages network function virtualization (NFV). Cooperation between Altera and CMRI will center on joint research and development for centralized baseband processing of wireless base stations, with a goal of delivering lower power consumption, lower total operating costs and higher scalability than conventional infrastructure. The new, jointly developed C-RAN architecture will enable operators to increase the spectrum efficiency and to add or upgrade processing capabilities with ease via NFV of the baseband processing resources. This will allow operators to reduce their operating expense and create new business models while leveraging existing investments. FPGAs serve key roles in data processing acceleration, component connectivity and front-haul data transportation.

•
Altera has announced the availability of non-volatile MAX® 10 FPGAs, Altera’s latest addition to its Generation 10 portfolio. Using TSMC’s 55 nm embedded flash process technology, MAX 10 FPGAs revolutionize non-volatile FPGAs by delivering dual-configuration flash, analog and embedded processing capabilities in a small-form-factor, low-cost, instant-on programmable logic device.  The highly integrated FPGAs provide up to 50 percent board area savings compared to other low-cost FPGAs and provide several important system functions, such as an instant-on configuration, fail-safe upgrades, and system monitoring and control.  MAX 10 FPGAs are shipping today and are supported by Quartus® II software, evaluation kits, design services through the Altera Design Services Network (DSN), documentation and training to accelerate system development.

SELECTED THIRD QUARTER REVENUE AND RELATED RESULTS

($ in thousands) Key Ratios & Information	September 26, 2014	June 27, 2014
Current Ratio	6:1	6:1
Liabilities/Equity	3:4	2:3
Quarterly Operating Cash Flows	$214,049	$170,958
TTM Return on Equity	13%	13%
Quarterly Depreciation Expense	$11,874	$12,222
Quarterly Capital Expenditures	$13,691	$9,620
Inventory MSOH (1): Altera	3.4	3.2
Inventory MSOH (1): Distribution	0.6	0.6
Cash Conversion Cycle (Days)	154	160
Turns	37%	42%
Book to Bill	<1.0	>1.0

Note (1): MSOH: Months Supply On Hand

ALTERA CORPORATION
NET SALES SUMMARY
(Unaudited)

	Three Months Ended			Quarterly Growth Rate
	September 26, 2014	June 27, 2014	September 27, 2013	Sequential Change	Year- Over-Year Change
Geography
Americas	16%	16%	18%	7%	1%
Asia Pacific	42%	43%	39%	0%	20%
EMEA	29%	27%	28%	6%	15%
Japan	13%	14%	15%	(7)%	(1)%
Net Sales	100%	100%	100%	2%	12%

Product Category
New	56%	53%	44%	9%	45%
Mainstream	21%	21%	26%	(3)%	(13)%
Mature and Other	23%	26%	30%	(10)%	(14)%
Net Sales	100%	100%	100%	2%	12%

Vertical Market
Telecom & Wireless	45%	46%	41%	(1)%	23%
Industrial Automation, Military & Automotive	21%	21%	23%	—%	3%
Networking, Computer & Storage	16%	15%	19%	14%	(5)%
Other	18%	18%	17%	1%	18%
Net Sales	100%	100%	100%	2%	12%

FPGAs and CPLDs
FPGA	85%	84%	82%	3%	17%
CPLD	8%	8%	9%	(6)%	(10)%
Other Products	7%	8%	9%	(6)%	(7)%
Net Sales	100%	100%	100%	2%	12%

Product Category Description

•	New Products include the Arria® 10, Stratix® V, Stratix IV, Arria V, Arria II, Cyclone® V, Cyclone IV, MAX® 10, MAX V, HardCopy® IV devices and Enpirion PowerSoCs.

•	Mainstream Products include the Stratix III, Cyclone III, MAX II and HardCopy III devices.

•
Mature and Other Products include the Stratix II, Stratix, Arria GX, Cyclone II, Cyclone, MAX 3000A, MAX 7000, MAX 7000A, MAX 7000B, MAX 7000S, MAX 9000, HardCopy II, HardCopy, FLEX® series, APEX™ series, Mercury™, Excalibur™ devices, configuration and other devices, intellectual property cores, and software and other tools.

Business Outlook for the Fourth Quarter 2014

Sales and Income Statement

Sequential Sales	-2% to -6%
Gross Margin	66.5% +/- 0.5%
Research and Development (1)	$111 - $113 million
SG&A	$78 - $80 million
Other Income/Expense, Net (2)	Net expense of approximately $4 - $5 million
Tax Rate	12% - 13%
Diluted Share Count	Less than 310 million
Turns	Low 40's
Inventory MSOH	Mid 3's
Note (1): The business outlook for Research and Development expense includes amortization of acquisition-related intangible assets
Note (2): Other Income/Expense, Net includes Interest income and other and Interest expense in our consolidated statements of comprehensive income.

Vertical Market

Telecom & Wireless	Down
Industrial Automation, Military & Automotive	Flat
Networking, Computer & Storage	Down
Other	Down

Third Quarter Earnings Conference Call

A conference call will be held today at 1:45 p.m. Pacific time to discuss the quarter's results and management's current business outlook. The web cast and subsequent replay will be available in the Investor Relations section of the company's website at www.altera.com. A telephonic replay of the call may be accessed later in the day by calling (719) 457-0820 and referencing confirmation code 258712. The telephonic replay will be available for two weeks following the live call.

Forward-Looking Statements

Statements in this press release that are not historical are "forward-looking statements" as the term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally written in the future tense and/or preceded by words such as "will," "expects," "anticipates," or other words that imply or predict a future state. Forward-looking statements include, but are not limited to, statements regarding both absolute and relative product performance and features, product development schedules, potential FPGA market expansion, and any projection of revenue, gross margin, expense or other financial items discussed in the Business Outlook section or elsewhere in this press release. Investors are cautioned that all forward-looking statements in this release involve risks and uncertainty that can cause actual results to differ materially from those currently anticipated, due to a number of factors, including without limitation, current global economic conditions, customer business environment, customer inventory levels, product availability, vertical market mix, market acceptance of the company's products, the performance of products once introduced, product introduction schedules, the rate of growth of the company's new products including Cyclone® V, Cyclone IV, Arria® 10, Arria V, Arria II, Stratix® V, Stratix IV, MAX® 10 FPGAs, MAX V CPLDs, HardCopy® IV device families and Enpirion PowerSoCs, as well as changes in economic conditions and other risk factors discussed in documents filed by the company with the Securities and Exchange Commission (SEC) from time to time. Copies of Altera's SEC filings are posted on the company's website and are available from the company without charge. Forward-looking statements are made as of the date of this release, and, except as required by law, the company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

About Altera

Altera® programmable solutions enable designers of electronic systems to rapidly and cost effectively innovate, differentiate and win in their markets. Altera offers FPGAs, SoCs, CPLDs, ASICs and complementary technologies, such as power management, to provide high-value solutions to customers worldwide. Visit www.altera.com.

###

ALTERA, ARRIA, CYCLONE, ENPIRION, MAX, MEGACORE, NIOS, QUARTUS and STRATIX words and logos are trademarks of Altera Corporation and registered in the U.S. Patent and Trademark Office and in other countries. All other words and logos identified as trademarks or service marks are the property of their respective holders as described at www.altera.com/legal.

###

ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Three Months Ended			Nine Months Ended
(In thousands, except per share amounts)	September 26, 2014	June 27, 2014	September 27, 2013	September 26, 2014	September 27, 2013

Net sales	$499,606	$491,517	$445,945	$1,452,216	$1,278,205
Cost of sales	166,019	162,391	141,525	480,279	402,712
Gross margin	333,587	329,126	304,420	971,937	875,493
Operating expense
Research and development expense	112,078	101,121	95,336	310,856	278,542
Selling, general, and administrative expense	77,724	78,974	78,907	231,205	235,376
Amortization of acquisition-related intangible assets	2,465	2,464	1,846	7,394	2,974
Total operating expense	192,267	182,559	176,089	549,455	516,892
Operating margin (1)	141,320	146,567	128,331	422,482	358,601
Compensation (benefit)/expense — deferred compensation plan	(487)	3,126	3,462	4,093	6,724
Loss/(gain) on deferred compensation plan securities	487	(3,126)	(3,462)	(4,093)	(6,724)
Interest income and other	(4,558)	(7,819)	(2,214)	(18,362)	(6,651)
Gain reclassified from other comprehensive (loss)/income	(59)	(43)	(33)	(150)	(129)
Interest expense	10,774	10,877	2,511	32,139	8,365
Income before income taxes	135,163	143,552	128,067	408,855	357,016
Income tax expense	17,154	16,548	8,635	47,328	15,885
Net income	118,009	127,004	119,432	361,527	341,131

Other comprehensive (loss)/income:
Unrealized (loss)/gain on investments:
Unrealized holding (loss)/gain on investments arising during period, net of tax of ($6), $23, $30,$41 and ($12)	(4,929)	14,471	2,419	22,102	(6,613)
Less: Reclassification adjustments for gain on investments included in net income, net of tax of $11, $6, $11, $21 and $21	(48)	(37)	(22)	(129)	(108)
Other comprehensive (loss)/income	(4,977)	14,434	2,397	21,973	(6,721)
Comprehensive income	$113,032	$141,438	$121,829	$383,500	$334,410

Net income per share:
Basic	$0.38	$0.41	$0.37	$1.16	$1.07
Diluted	$0.38	$0.41	$0.37	$1.15	$1.05

Shares used in computing per share amounts:
Basic	308,215	311,000	320,445	311,853	320,266
Diluted	310,184	313,513	323,505	314,130	323,355

Dividends per common share	$0.18	$0.15	$0.15	$0.48	$0.35

Tax rate	12.7%	11.5%	6.7%	11.6%	4.4%
% of Net sales:
Gross margin	66.8%	67.0%	68.3%	66.9%	68.5%
Research and development (1)	22.9%	21.1%	21.8%	21.9%	22.0%
Selling, general, and administrative	15.6%	16.1%	17.7%	15.9%	18.4%
Operating margin(2)	28.3%	29.8%	28.8%	29.1%	28.1%
Net income	23.6%	25.8%	26.8%	24.9%	26.7%

Notes:
(1) Research and development expense as a percentage of Net sales includes amortization of acquisition-related intangible assets.

(2) We define operating margin as gross margin less research and development expense, selling, general and administrative expense and amortization of acquisition-related intangible assets, as presented above. This presentation differs from income from operations as defined by U.S. Generally Accepted Accounting Principles ("GAAP"), as it excludes the effect of compensation associated with the deferred compensation plan obligations. Since the effect of compensation associated with our deferred compensation plan obligations is offset by losses/(gains) from related securities, we believe this presentation provides a more meaningful representation of our ongoing operating performance. A reconciliation of operating margin to income from operations follows:

	Three Months Ended			Nine Months Ended
(In thousands, except per share amounts)	September 26, 2014	June 27, 2014	September 27, 2013	September 26, 2014	September 27, 2013
Operating margin (non-GAAP)	$141,320	$146,567	$128,331	$422,482	$358,601
Compensation (benefit)/expense — deferred compensation plan	(487)	3,126	3,462	4,093	6,724
Income from operations (GAAP)	$141,807	$143,441	$124,869	$418,389	$351,877

ALTERA CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In thousands, except par value amount)	September 26, 2014	December 31, 2013

Assets
Current assets:
Cash and cash equivalents	$2,680,085	$2,869,158
Short-term investments	134,059	141,487
Total cash, cash equivalents, and short-term investments	2,814,144	3,010,645
Accounts receivable, net	406,708	483,032
Inventories	186,338	163,880
Deferred income taxes — current	54,402	63,228
Deferred compensation plan — marketable securities	65,492	66,455
Deferred compensation plan — restricted cash equivalents	15,897	16,699
Other current assets	41,260	48,901
Total current assets	3,584,241	3,852,840
Property and equipment, net	197,213	204,142
Long-term investments	1,744,830	1,695,066
Deferred income taxes — non-current	21,929	10,806
Goodwill	74,341	73,968
Acquisition-related intangible assets, net	74,756	82,150
Other assets, net	83,720	76,676
Total assets	$5,781,030	$5,995,648

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$47,910	$44,163
Accrued liabilities	41,403	41,218
Accrued compensation and related liabilities	73,354	51,105
Deferred compensation plan obligations	81,389	83,154
Deferred income and allowances on sales to distributors	397,002	487,746
Total current liabilities	641,058	707,386
Income taxes payable — non-current	310,199	276,326
Long-term debt	1,492,436	1,491,466
Other non-current liabilities	7,629	8,403
Total liabilities	2,451,322	2,483,581
Stockholders' equity:
Common stock: $.001 par value; 1,000,000 shares authorized; outstanding - 305,851 shares at September 26, 2014 and 317,769 shares at December 31, 2013	306	318
Capital in excess of par value	1,171,744	1,216,826
Retained earnings	2,163,647	2,322,885
Accumulated other comprehensive loss	(5,989)	(27,962)
Total stockholders' equity	3,329,708	3,512,067
Total liabilities and stockholders' equity	$5,781,030	$5,995,648

ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Nine Months Ended
(In thousands)	September 26, 2014	September 27, 2013

Cash Flows from Operating Activities:
Net income	$361,527	$341,131
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	42,426	34,256
Amortization of acquisition-related intangible assets	7,394	2,974
Amortization of debt discount and debt issuance costs	2,337	844
Stock-based compensation	70,518	73,011
Net gain on sale of available-for-sale securities	(150)	(129)
Amortization of investment discount/premium	1,900	2,575
Deferred income tax expense/(benefit)	11,509	(5,629)
Tax effect of employee stock plans	7,434	5,405
Excess tax benefit from employee stock plans	(4,719)	(4,165)
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable, net	76,324	(111,231)
Inventories	(22,458)	(2,494)
Other assets	3,939	28,673
Accounts payable and other liabilities	32,581	12,509
Deferred income and allowances on sales to distributors	(90,744)	95,961
Income taxes payable	21,477	(8,753)
Deferred compensation plan obligations	(5,858)	(5,489)
Net cash provided by operating activities	515,437	459,449
Cash Flows from Investing Activities:
Purchases of property and equipment	(34,946)	(31,216)
Sales of deferred compensation plan securities, net	5,858	5,489
Purchases of available-for-sale securities	(276,867)	(258,809)
Proceeds from sale of available-for-sale securities	79,424	84,900
Proceeds from maturity of available-for-sale securities	175,280	143,392
Acquisitions, net of cash acquired	—	(145,321)
Purchases of intangible assets	(1,269)	—
Purchases of other investments	(8,224)	(2,101)
Net cash used in investing activities	(60,744)	(203,666)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock through stock plans	29,871	38,748
Shares withheld for employee taxes	(20,852)	(24,787)
Payment of dividends to stockholders	(149,844)	(112,175)
Holdback payment for prior acquisition	(3,353)	—
Payment of debt assumed in acquisitions	—	(22,000)
Long-term debt and credit facility issuance costs	(1,321)	—
Repurchases of common stock	(502,986)	(60,276)
Excess tax benefit from employee stock plans	4,719	4,165
Net cash used in financing activities	(643,766)	(176,325)
Net (decrease)/increase in cash and cash equivalents	(189,073)	79,458
Cash and cash equivalents at beginning of period	2,869,158	2,876,627
Cash and cash equivalents at end of period	$2,680,085	$2,956,085